Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account One:
The Director Series VII/VIIIR

Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Two:
The Director Series VII/VIIIR

Supplement dated October 6, 2023 to the variable annuity prospectus dated May 1, 2023 and the updating summary prospectus dated May 1, 2023
This contract was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: The Director Series VII/VIIR, The BB&T Director Series II/IIR, AmSouth Variable Annuity Series II/IIR, The Director Select Series II/IIR, The Director Choice Series II/IIR, The Huntington Director Series I/IR, The Director Solution Series I/IR, Director Preferred Series I/IR, Director Elite Series I/IR, The Wachovia Director Series I/IR, Fifth Third Director Series I/IR, Director Classic Series I/IR, Wells Fargo Director Series I/IR, First Horizon Director Series I/IR and NatCity Director.
ATTENTION: This update only impacts the following contract: Director Elite Series I/IR
Reorganization
The Board of Trustees of The Prudential Series Fund has approved the merger (the “Reorganization”) of PSF PGIM Jennison Focused Blend Portfolio (the “Target Portfolio”) into the PSF PGIM Jennison Blend Portfolio (the “Acquiring Portfolio).
The Reorganization is scheduled to take place on or about December 11, 2023.
For Contract Owners not invested in the Target Portfolio:
Contract Owners not invested in the Target Portfolio need not take any action.
For Contract Owners invested in the Target Portfolio:
Pursuant to the Reorganization, the Target Portfolio will liquidate by transferring substantially all of its assets to the Acquiring Portfolio. Shares of the Target Portfolio will be closed to all new and subsequent investments, including program trades, effective at the close of trading at the NYSE on or about December 6, 2023 (the “closing date”). If you do not want any of your Contract Value to be automatically transferred from the Target Portfolio to the Acquiring Portfolio you must contact our Annuity Contact Center prior to the close of trading on or about the closing date and provide instructions to transfer Contract Value to another available fund. Additionally, any future contribution allocations currently directed to the Target Portfolio should be redirected to another available fund. If another fund is not selected prior to the close of trading on or about the closing date, we will automatically update future contribution allocations to reflect the Acquiring Portfolio.
Also due to the Reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Target Portfolio, including program trades, at the close of trading on or about the closing date.
As a result of the Reorganization on or about December 11, 2023:
•DCA, Asset Rebalancing and/or InvestEase® Programs: If you are enrolled in a DCA, Asset Rebalancing and/or InvestEase® Program that includes the Target Portfolio you may provide us alternative instructions prior to the closing date. If you do not provide us alternative instructions prior to closing date, we will automatically update your DCA, Asset Rebalancing and/or InvestEase® Program to replace the Target Portfolio with the Acquiring Portfolio;
•Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Target Portfolio, your income payments will continue to come out of the Target Portfolio until the Target Portfolio liquidates effective on or about December 11, 2023. Upon the Target Portfolio’s liquidation, all Contract Value in the Target Portfolio will be automatically transferred to the Acquiring Portfolio and your Automatic Income Program will be automatically updated to replace the Target Portfolio with the Acquiring Portfolio, unless you provide us alternative instructions prior to the closing date; and
•Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Allocation Model that includes the Target Portfolio, the model will be automatically updated effective on about December 11, 2023 to replace the Target Portfolio with the Acquiring Portfolio. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.
Fund transfers made into any other investment option within sixty calendar days after December 11, 2023. will not count against any limit on the number of transfers in one contract year.
If you have questions, or need assistance with fund transfers and updates to future contribution allocations, please call our Annuity Contact Center at 1-800-862-6668. Contact your investment professional if you need advice on your unique financial situation.

Fund Add
Effective on or about December 11, 2023, all references to the Target Portfolio are deleted and the PSF PGIM Jennison Blend Portfolio - Class II is added as an investment option to the Contract. Upon the completion of the Reorganization, the Acquiring Portfolio will be reflected in Appendices A and A.1 as follows:
Appendix A:

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1 Year	5 Year	10 Year
U.S. Equity	PSF PGIM Jennison Blend Portfolio - Class II Adviser: PGIM Investments LLC Subadviser: Jennison Associates LLC	0.86%	(25.40)%	6.39%	10.16%
Appendix A.1:

Portfolio Company and Adviser/Subadviser	AmSouth Variable Annuity Series II/IIR (TL)	Director Classic Series I/IR (TL)	Director Elite Series I/IR (TL/TLA)	Director Preferred Series I/IR (TL/TLA)	Fifth Third Director Series I/IR (TL)	First Horizon Director Series I/IR (TL)	NatCity Director (TL)	The BB&T Director Series II/IIR (TL)	The Director Choice Series II/IIR (TL)	The Director Select Series II/IIR (TL/TLA)	The Director Solution Series I/IR (TL/TLA)	The Director Series VII/VIIR (TL/TLA)	The Huntington Director Series I/IR (TL)	The Wachovia Director Series I/IR (TL)	Wells Fargo Director Series I/IR (TLA)
PSF PGIM Jennison Blend Portfolio - Class II Adviser: PGIM Investments LLC Subadviser: Jennison Associates LLC			X
This supplement should be retained for future reference.

HV-8023